158 SA-1 04/11

SUPPLEMENT DATED APRIL 1, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED February 1, 2011

OF

Franklin Rising Dividends Fund

Effective April 1, 2011, the Statement of Additional Information is amended as follows:

The management fee breakpoint schedule under the “Management and Other Services – Management Fees" section beginning on page 19 is revised as follows:

Management fees  The Fund pays the investment manager a fee equal to an annual rate of:

•   0.75% of the value of net assets up to and including $500 million;

•   0.625% of the value of net assets over $500 million and not over $1 billion;

•   0.50% of the value of net assets over $1 billion and not over $5 billion; and

•   0.49% of the value of net assets in excess of $5 billion.

Please keep this supplement for future reference.